Supplement Dated October 21, 1998 to the Prospectus Dated December 1,
1997

     ADVANTUS Index 500 Fund, Inc.

     Supplement Dated October 21, 1998 to the Prospectus Dated January 31,
1998
     ADVANTUS Horizon Fund, Inc.
     ADVANTUS Spectrum Fund, Inc.
     ADVANTUS Mortgage Securities Fund, Inc.
     ADVANTUS Bond Fund, Inc.
     ADVANTUS Cornerstone Fund, Inc.
     ADVANTUS Enterprise Fund, Inc.

Reorganization of Current Transfer Agent

     The Minnesota Mutual Life Insurance Company (the "Company") currently serves as transfer agent for the Advantus Funds. Advantus Capital Management, Inc., the investment adviser to the Advantus Funds, is a wholly-owned subsidiary of the Company. Effective October 1, 1998, the Company has reorganized into a mutual insurance holding company structure and changed its name to Minnesota Life Insurance Company ("Minnesota Life"). As a result of the Plan, the Company, as Minnesota Life, will continue its corporate existence as a stock life insurance company. Minnesota Life is a third tier subsidiary of a newly-organized mutual insurance holding company, Minnesota Mutual Companies, Inc.

New Transfer Agent and Shareholder Procedures

     Effective October 26, 1998, First Data Investor Services Group, Inc. ("First Data") will replace Minnesota Life as transfer agent to the Advantus Funds. Minnesota Life will continue to serve as the Advantus Funds' Shareholder Servicing Agent. Purchase orders, including account applications in the case of new investors, and written redemption requests, in the form described in the prospectus, may be sent directly to the Fund at the following address:

First Data Investor Services Group, Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island  02940-5059

Signed written redemption requests may also be submitted to First Data by Fax at 1-508-871-3560. All purchase and redemption orders will be effected at the price next determined following receipt by First Data.

Telephone Transactions and Redemptions

     All telephone transaction requests should continue to be directed to the Advantus Shareholder Services division of Minnesota Life at 1-800-665-6005. The maximum amount which may be redeemed by telephone is increased from $25,000 to $50,000.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

F. 52767 10-1998

Exchange and Telephone Transfer of Fund Shares

     The number of exchanges which may be made in a calendar year without charge is increasing from four to twelve. A $7.50 service charge will continue to be imposed on each exchange and/or telephone transfer in excess of twelve.

Redemption of Fund Shares - Signature Guarantee

     The redemption amount requiring a signature guarantee is increased from $25,000 to $50,000. No signature guarantee is required if the redemption proceeds are less than $50,000. A signature guarantee is required for redemption proceeds of $50,000 or more. Signature guarantees must be originals and may not be submitted by Fax.